CERTIFICATION PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of AIMS Worldwide, Inc., a Nevada corporation (the "Company"), on Form 10-QSB for the period ending June 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Patrick
J. Summers, Chief Financial Officer of the Company, certify, pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec. 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.




                  /s/Patrick  J.  Summers
                  -------------------------
                  Patrick  J.  Summers
                  Chief  Financial  Officer
                  August  14,  2003